UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 4, 2015

ContraVir Pharmaceuticals, Inc.

 (Exact name of registrant as specified in its charter)

Delaware	000-55020	46-2783806
(State or other jurisdiction	(Commission	IRS Employer
of incorporation or organization)	File Number)	Identification No.)

399 Thornall Street, First Floor

Edison, NJ 08837

(Address of principal executive offices)

Registrant’s telephone number, including area code: (732) 902-4000

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐  Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01                                           Other Events

On February 4, 2015, ContraVir Pharmaceuticals, Inc. (the “Company”) issued a press release announcing that its licensing partner, Chimerix Inc., has received a Notice of Allowance from the United States Patent and Trademark Office (USPTO) for its patent titled, “Nucleoside Phosphonate Salts.”  The patent covers composition of matter for CMX157, the Company’s Phase 2-ready, highly potent analog of the successful antiviral drug tenofovir DF (Viread®), which the Company is developing to treat hepatitis B virus (HBV).  The new patent extends the Company’s intellectual property protection for CMX157 to at least 2031.  The press release is attached as Exhibit 99.1 to this report on Form 8-K and is incorporated herein by reference.

Item 9.01                                           Financial Statements and Exhibits

(d) Exhibits

99.1                                                                        ContraVir Pharmaceuticals, Inc. Press Release dated February 4, 2015

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated:  February 4, 2015

CONTRAVIR PHARMACEUTICALS, INC.

By:	/s/ James Sapirstein
James Sapirstein
Chief Executive Officer